UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2015

Tekmira Pharmaceuticals Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	980597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100-8900 Glenlyon Parkway Burnaby, British Columbia Canada	V5J 5J8
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (604) 419-3200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 4, 2015, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.
Not applicable
(b)	Pro forma financial information.
Not applicable
(c)	Shell company transactions.
Not applicable
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 4, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekmira Pharmaceuticals Corporation (Registrant)
March 5, 2015 (Date)	/s/ BRUCE G. COUSINS Bruce G. Cousins Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 4, 2015